UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  September 4, 2026

ARDENT HEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42180	61-1764793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Seven Springs Way, Suite 100, Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 296-3000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARDT	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
This Current Report on Form 8-K (this “Current Report”) is being filed by Ardent Health, Inc. (the “Company”) to revise its non-GAAP financial measures and related disclosures included in “Item 7. Management's Discussion and Analysis of
Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the year ended December
31, 2025 (the “2025 Form 10-K”) and to correspondingly revise and remove the previous adjustments to Adjusted EBITDA and Adjusted EBITDAR within the 2025 Form 10-K related to the Company’s (i) change in accounting estimate related to the collectability of accounts receivable and (ii) New Mexico professional liability accrual. The Adjusted EBITDA and
Adjusted EBITDAR presentation within the 2025 Form 10-K separately identified and disclosed in detail the amounts related to the accounts receivable accounting estimate and New Mexico professional liability accrual in the footnotes to the respective presentations, and such amounts are not themselves being revised. The Company is revising its prior period non-
GAAP Adjusted EBITDA and Adjusted EBITDAR presentations to remove $97.7 million in the aggregate related to these two adjustments (both of which were limited to the third quarter of 2025). Although the Company believes the presentation of
Adjusted EBITDA and Adjusted EBITDAR was materially accurate and fairly presented within the 2025 Form 10-K, these revisions are being made in connection with the Company's discussions with the staff of the Securities and Exchange
Commission's Division of Corporation Finance to no longer include these adjustments. After giving effect to the removal of such non-GAAP adjustments, the Company’s Adjusted EBITDA for the year ended December 31, 2025 decreased from
$545.0 million (as previously presented) to $447.3 million, and the Company’s Adjusted EBITDAR for the year ended
December 31, 2025 decreased from $709.3 million (as previously presented) to $611.6 million. There are no revisions to
2023 or 2024 Adjusted EBITDA or Adjusted EBITDAR or to net income for all periods included in the 2025 Form 10-K.
Further, there is no impact to the Company's 2026 financial results, including Adjusted EBITDA or Adjusted EBITDAR. The removal of these two adjustments has no impact on the Company’s GAAP consolidated financial statements, financial condition, results of operations or cash flows, which remain unchanged.
The updated “Supplemental Non-GAAP Information,” “Supplemental Non-GAAP Performance Measure” and
“Supplemental Non-GAAP Valuation Measure” sections of “Item 7. Management's Discussion and Analysis of Financial
Condition and Results of Operations” of the 2025 Form 10-K, reflecting the revisions described above, are attached as
Exhibit 99.1 to this Current Report.  All other information contained in the 2025 Form 10-K, including the other portions of
Item 7 thereof, remain unchanged and have not been updated or modified.
The Company's future periodic reports will reflect the revised presentation set forth herein, and the Company's next applicable periodic report will include the additional enhanced disclosures as described below.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits:

Exhibit No.	Exhibit Description

99.1	Revised sections of 2025 Form 10-K:

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of
Operations—Supplemental Non-GAAP Information
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of
Operations—Supplemental Non-GAAP Performance Measure
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of
Operations—Supplemental Non-GAAP Valuation Measure

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2026	ARDENT HEALTH, INC.

	By:	/s/ Alfred Lumsdaine

	Name:	Alfred Lumsdaine
	Title:	Executive Vice President and Chief Financial Officer